UNITED STATES

SECURITIES AND EXCHANGE COMMISSION

Washington, D.C. 20549

FORM 8-K

CURRENT REPORT

Pursuant to Section 13 or 15(d) of the
Securities Exchange Act of 1934

Date of Report (Date of earliest event reported) August 18, 2004

Household Mortgage Funding Corporation III
(Exact name of registrant as specified in charter)

Delaware	333-89800	71-0888429
(State or other jurisdiction of incorporation)	(Commission File Number)	(IRS Employer Identification No.)

1111 Town Center Drive, Las Vegas, Nevada 89144
(Address of principal executive offices) (Zip Code)

Registrant’s telephone number, including area code (702) 243-1579

Item 1. Changes in Control of Registrant.  Not Applicable.

Item 2. Acquisition or Disposition of Assets.  Not Applicable.

Item 3. Bankruptcy or Receivership.  Not Applicable.

Item 4. Changes in Registrant’s Certifying Accountant.  Not Applicable.

Item 5. Other Events.

Filing of Form T-1

On August 19, 2004, Household Mortgage Funding Corporation III (the “Company”) is filing a Form T-1 to designate U.S. Bank National Association to act as an eligible trustee under a trust indenture to be qualified pursuant to Sections 305 or 307 of the Trust Indenture Act of 1939, as amended.  Form T-1 is annexed hereto as Exhibit 25.

Filing of Computational Materials

It is expected that during August 2004, a series of notes, entitled Closed-End Mortgage Loan Asset Backed Notes, Series 2004-HC1 (the “Notes”), will be issued pursuant to a sale and servicing agreement, to be entered into by and among the Company, Household Mortgage Loan Trust 2004-HC1, Household Finance Corporation (“HFC”), HSBC Bank USA, National Association and U.S. Bank National Association.  The offering and sale of certain classes of the Notes (the “Underwritten Notes”) have been registered under the Company’s registration statement on Form S-3 (No. 333-89800).  The Notes will be secured by a trust fund consisting primarily of a pool of conventional, one- to four-family, first and second lien adjustable-rate and fixed-rate, fully amortizing and balloon mortgage loans having original terms up to 30 years.

In connection with the expected sale of the Underwritten Notes, Credit Suisse First Boston LLC (“CSFB”), as representative of the underwriters, has advised the Company that they have furnished to prospective investors certain information attached hereto as Exhibit 99.1 and Exhibit 99.2 that may be considered “ABS term sheets” or “computational materials” (as defined in the no-action letter dated May 20, 1994 issued by the Division of Corporation Finance of the Securities and Exchange Commission (the “Commission”) to Kidder, Peabody Acceptance Corporation I, Kidder, Peabody & Co. Incorporated, and Kidder Structured Asset Corporation and the no-action letter dated February 17, 1995 issued by the Division of Corporation Finance of the Commission to the Public Securities Association).

The computational materials have been provided by CSFB.  The information in the computational materials is preliminary and will be superceded by a prospectus supplement relating to the Notes and by any other information subsequently filed with the Commission.

The computational materials were prepared by CSFB at the request of certain prospective investors, based on assumptions provided by, and satisfying the special requirements of, such prospective investors.  The computational materials may be based on information that differs from the information set forth in the prospectus supplement.

Item 6. Resignations of Registrant’s Directors.  Not Applicable.

Item 7. Financial Statements, Pro Forma Financial Information and Exhibits.

Exhibits

25                                    Form T-1 Statement of Eligibility under Trust Indenture Act of 1939, as amended.

99.1                           Copy of Computational Materials as provided by CSFB to the Company and distributed to potential investors on August 18, 2004.

99.2                           Copy of Computational Materials as provided by CSFB to the Company and distributed to potential investors on August 19, 2004.

Item 8. Change in Fiscal Year.  Not Applicable.

Item 9. Regulation FD Disclosure.  Not Applicable.

Item 10. Amendments to the Registrant’s Code of Ethics, or Waiver of a Provision of the Code of Ethics.  Not Applicable.

Item 11. Temporary Suspension of Trading Under Registrant’s Employee Benefit Plans.  Not Applicable.

Item 12. Results of Operations and Financial Condition.  Not Applicable.

SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

HOUSEHOLD MORTGAGE FUNDING CORPORATION III

Date: August 19, 2004	By:	/s/ Steven H. Smith
	Name:	Steven H. Smith
	Title:	Vice President and Assistant Treasurer

INDEX TO EXHIBITS

25                                    Form T-1 Statement of Eligibility under Trust Indenture Act of 1939, as amended.

99.1                           Copy of Computational Materials as provided by CSFB to the Company and distributed to potential investors on August 18, 2004.

99.2                           Copy of Computational Materials as provided by CSFB to the Company and distributed to potential investors on August 19, 2004.